UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2006, we issued a press release (earnings release) setting forth our earnings for the three and twelve months ended December 31, 2005. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

In analyzing and planning for our business, we use a number of non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

We use these non-GAAP financial measures and other reported adjusted items in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth in the financial tables that are attached to the earnings release, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

In this Form 8-K, we discuss the non-GAAP financial measures that appear in the earnings release and the financial tables that are attached to the earnings release, including the reasons that our management believes that these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment. We note that, where non-GAAP financial measures are presented on a forward looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors could be material and could include future unrealized gains/losses on energy derivatives, mothball/retirements and legal and regulatory settlements.

Copies of this Form 8-K and the earnings release are available at http://www.reliant.com/corporate in the investor relations section.

Non-GAAP Financial Measures.

“Contribution Margin” and “Adjusted Contribution Margin.” We define “contribution margin” and “adjusted contribution margin” as follows:

•                                          Contribution margin is revenues less (a) purchased power, fuel and cost of gas sold, (b) operation and maintenance, (c) selling and marketing and (d) bad debt expense.

•                                          Adjusted contribution margin is contribution margin adjusted to include or exclude (as applicable) the items described below under “Adjusted Gross Margin” and “Adjusted Income (Loss) from Continuing Operations.”

We believe that contribution margin and adjusted contribution margin are meaningful to investors, analysts, rating agencies, banks and other parties since our management uses these measures in evaluating the performance of our two business segments, retail energy and wholesale energy. In addition, we believe that these measures are useful to parties evaluating our segment performance and comparing our results to other companies that have similar business operations. The most directly comparable GAAP financial measure to contribution margin is operating income (loss).

“Adjusted Gross Margin.” We use the non-GAAP financial measure “adjusted gross margin,” in addition to “Contribution Margin” and “Adjusted Contribution Margin,” to analyze the results of operations of our business segments and in communications with investors, analysts, rating agencies, banks and other parties. We define gross margin as revenues less purchased power, fuel and cost of gas sold, and adjusted gross margin is gross margin adjusted to exclude the items listed below:

•                                          Changes in California-Related Receivables and Reserves. We excluded the impact of changes in receivables and reserves relating to energy sales in California from October 2000 through June 2001. Because of the unique and non-recurring nature of the transactions, market conditions and regulatory events that underlie the changes in receivables and reserves, our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 12 to the consolidated financial statements in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

•                                          Unrealized Gains/Losses on Energy Derivatives. We excluded the impact of “Unrealized Gains/Losses on Energy Derivatives” as described below. We use derivative instruments to manage operational or market constraints, to increase the return on our generation assets and to execute our retail energy segment’s supply procurement strategy. Historically, we also entered into transactions to hedge the economics of our wholesale operations. Some derivative instruments receive mark-to-market accounting treatment, which requires us to record gains/losses related to future periods based on current changes in forward commodity prices. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult. Accordingly, our management believes that excluding these unrealized gains/losses (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our economic performance in the reporting period.

•                                          Gains Recorded Prior to 2003 to be Realized/Collected in Current Period. In the three and twelve months ended December 31, 2004, we included income recorded by us prior to 2003 under certain contracts accounted for under the mark-to-market method of accounting with respect to deliveries of electricity in the current period (due to their immaterial nature such amounts were not adjusted in 2005). Since we currently apply the accrual method of accounting to these types of contracts, our management believes that including this income in the delivery period in which it was realized/collected for such contracts (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations in that including this income is consistent with our current accounting treatment for these types of energy sale contracts. For additional information, see note 2(d) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

•                                          Adjustment to October 2003 Federal Energy Regulatory Commission (FERC) Settlement. We excluded a loss of $12 million attributable to our settlement with the FERC in October 2003 and entering into a related contract in 2004. We do not believe that this loss is representative of our ongoing business operations. Therefore, our management believes that excluding this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note
14(a) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

The most directly comparable GAAP financial measure to adjusted gross margin is operating income (loss).

“Adjusted Income (Loss) from Continuing Operations.” We use the non-GAAP financial measure “adjusted income (loss) from continuing operations” to evaluate our financial condition and results of operations on a consolidated basis. Adjusted income (loss) from continuing operations is income (loss) from continuing operations adjusted to exclude the items listed below. We also use this measure in communications with investors, analysts, rating agencies, banks and other parties. We believe that this measure is useful to these parties for the reasons set forth below.

•                                          Changes in California-Related Receivables and Reserves. See discussion above under “Adjusted Gross Margin.”

•                                          Unrealized Gains/Losses on Energy Derivatives. See discussion above under “Adjusted Gross Margin.”

•                                          Gains Recorded Prior to 2003 to be Realized/Collected in Current Period. See discussion above under “Adjusted Gross Margin.”

•                                          Adjustment to October 2003 FERC Settlement. See discussion above under “Adjusted Gross Margin.”

•                                          Western States and Cornerstone Settlements. We excluded (a) the charge related to our settlement agreement with the states of California, Oregon and Washington, California’s three largest investor-owned utilities and a number of other parties that resolves civil litigation and claims with respect to the California energy crisis of 2000 and 2001 and (b) the charge related to our settlement litigation regarding allegations of manipulation of NYMEX prices. Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 12 to the consolidated financial statements in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

•                                          Severance and Restructuring. In the twelve months ended December 31, 2004, we excluded severance and certain restructuring charges incurred in connection with our cost reduction programs. The cost reduction programs related to a specific plan to reposition the company to capitalize on industry restructuring during 2004. Because the level of these costs is not representative of our ongoing business operations, our management believes that excluding these costs is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.

•                                          Accelerated Depreciation on Retired Generation Assets. In the twelve months ended December 31, 2004, we excluded the $12 million accelerated depreciation resulting from the retirement of a 66-megawatt, oil-fueled generation facility in Pennsylvania. Although we may retire additional generation assets in the future, our management does not believe that this particular plant retirement is representative of our normal business operations in that this plant was retired in connection with a specific review of our wholesale energy business. Therefore, our management believes that the exclusion of this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see notes 2(g) and 13(c) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2004.

•                                          Equipment Impairment Related to Turbines and Generators. In the twelve months ended December 31, 2004, we recognized a $16 million pre-tax-impairment loss for generators and turbine equipment originally purchased in September 2002 for use in a generation project. The project was subsequently abandoned and the equipment held for possible resale. Because our normal business operations do not involve the purchase and sale of generators and turbines and associated marketing risks, our management believes that excluding the related expense of this item recorded in the second quarter of 2004 is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 2(g) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

•                                          Settlement of Shareholder Class Action Lawsuits. In the twelve months ended December 31, 2005, we excluded charges of $8 million incurred in connection with the settlement of class action lawsuits against us for claims alleging violations of securities laws. Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 12 to the consolidated financial statements in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

•                                          Accrual for Payment to CenterPoint Energy, Inc. (CenterPoint). In the twelve months ended December 31, 2004, we excluded a charge ($2 million) to CenterPoint related to a payment that we made in November 2004 ($177 million) pursuant to the Texas electric restructuring law and the terms of our separation agreements with CenterPoint. Because of its non-recurring nature, our management believes that excluding the related expense of this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 13(d) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2004.

•                                          Gain on Sale of Counterparty Claim. In the twelve months ended December 31, 2004, we excluded a $30 million gain recognized upon the sale and assignment of our bankruptcy claims against Enron Corp. and certain of its subsidiaries. Because of the non-recurring nature of the sale, our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations. For additional information, see note 14(a) to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2004.

•                                          Gain on Sale of Non-Marketable Investment - ICE. During the fourth quarter of 2004, we recognized a gain in other income of $9 million as a result of the sale of our interest in IntercontinentalExchange, Inc., an internet-based, electronic trading platform. Because our normal business operations do not involve the purchase and sale of such investments, we have excluded this item as non-representative of our normal business operations. In addition, our management believes that exclusion of this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis.

•                                          California - Related Interest Income. See “Changes in California-Related Receivables and Reserves” above under “Adjusted Gross Margin.”

“Free Cash Flow.”  We define “free cash flow” as operating cash flow from continuing operations (which is the most directly comparable GAAP financial measure to free cash flow) excluding accounts receivable factoring, a payment to CenterPoint (see above under “Adjusted Income (Loss) from Continuing Operations”), 2004 cash severance costs (see above under “Adjusted Income (Loss) from Continuing Operations”), changes in margin deposits and capital expenditures. Our management believes that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period. On September 28, 2004, the receivables facility became an on-balance sheet structure and the associated cash flows are captured as financing cash flows, eliminating the need to adjust the cash flows out of operating cash flow after that date. Free cash flow may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for all non-discretionary expenditures. Our management believes, however, that free cash flow is a useful measure because it provides a representation of our cash level available to service debt on a normalized basis.

“EBITDA” and “Adjusted EBITDA.” We use the non-GAAP financial measures, “earnings (loss) before interest, taxes, depreciation and amortization (EBITDA)” and/or “adjusted EBITDA.” Adjusted EBITDA includes the adjustments identified above under “Adjusted Income (Loss) from Continuing Operations” and “Adjusted Gross Margin.” We believe that EBITDA and adjusted EBITDA provide a meaningful representation of our operating performance. In addition, many analysts and investors use EBITDA to evaluate financial performance. The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before taxes.

“Open EBITDA.” “Open EBITDA” includes the adjustments identified above under “Adjusted Gross Margin” and “Adjusted Income (Loss) from Continuing Operations” and further includes the following adjustments:

•                                          Historical Wholesale Hedges. We exclude the effect of certain historical wholesale hedges that were entered into in order to hedge the economics of our wholesale operations. The excluded historical hedges are primarily related to closed and remaining power hedges, fuel hedges, long-term tolling purchases and gas transportation. In light of our decision in February 2006 to substantially reduce new hedges of our generation, our management believes that it is useful to investors, analysts and others to show our results in the absence of these hedges because the impact of these historical hedges on our financial results is not a function of the operating performance of our generation assets, and excluding the impact helps isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains on Sales of Emission Allowances. As part of our effort to operate our business efficiently and maximize the use of our assets, we concluded that since our generating assets dispatch based on market prices, we should maintain an emission allowances inventory that corresponds with forward power sales. We are in the process of selling some emission allowances inventory if the price is equal to or above our fundamental view. Our management believes that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Assets. We exclude gains or losses on asset sales because our management believes that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Equity Method Investments. We exclude gains or losses on sales of investments because our management believes that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

Our management believes that Open EBITDA provides a meaningful representation of the our earnings power because it excludes the impact of historical wholesale hedging activity, gains on the sales of emission allowances, gains or losses on the sales of assets and gains or losses on the sales of equity method investments. The most directly comparable GAAP financial measure to Open EBITDA is income (loss) from continuing operations before taxes.

“Open Wholesale Gross Margin.” We use the non-GAAP financial measure “open wholesale gross margin” to analyze the results of operations of our wholesale energy segment. Open Wholesale Gross Margin includes the adjustments identified above under “Adjusted Gross Margin” and also includes the following adjustment:

•                                          Historical Wholesale Hedges. See “Historical Wholesale Hedges” above under “Open EBITDA.”

The most directly comparable GAAP measure to Open Wholesale Gross Margin is operating income (loss).

“Adjusted Net Debt-to-Adjusted EBITDA.” We use the non-GAAP financial measure “Adjusted Net Debt-to-Adjusted EBITDA” in the description of one of our strategic corporate objectives relating to the reduction of costs in order to achieve an adjusted net debt-to-adjusted EBITDA target of 3.0 times or lower by the end of year 2006. The items that comprise the GAAP financial measures for adjusted net debt-to-adjusted EBITDA as of the end of 2006 are not accessible on a forward-looking basis. However, these items could be material to our future adjusted net debt-to-adjusted EBITDA calculation. Adjusted net debt is GAAP debt plus certain operating lease commitments less cash, restricted cash, net margin deposits on energy trading and hedging activities and debt that we have committed to reduce with the proceeds of pending asset sales. Adjusted EBITDA includes the adjustments identified above under “Adjusted Income (Loss) from Continuing Operations” and “Adjusted Gross Margin.”

Additional Non-GAAP Financial Measures.

In the financial tables attached to our earnings release, several additional GAAP financial measures are adjusted for certain of the reported periods. The adjusted measures, including the items excluded, are as follows: “Operation and Maintenance” (severance and restructuring charges), “Other General and Administrative” (severance and restructuring charges and settlement of shareholder class action lawsuits), “Depreciation and Amortization” (accelerated depreciation on retired generation assets and equipment impairment related to turbines and generators), “Other, net” (gain on sale of investment), “Interest Income” (California-related interest income) and “Income Tax Expense” (tax adjustments). We believe that adjusting each of these measures provides a meaningful representation of our ongoing operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results. For additional information about these items, see our discussion elsewhere in this Form 8-K.

Item 9.01. Financial Statements and Exhibit.

(c)           We furnish the following exhibit:

99.1—Press Release dated February 21, 2006

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

The earnings release contains “forward-looking statements.” Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the following:

•                                          Fluctuations in commodity prices, including any future increases in natural gas prices;

•                                          The impact of competition;

•                                          “Market usage adjustments” resulting from revisions to prior period estimates related to customer usage in the Electric Reliability Council of Texas (ERCOT) region and the PJM (Pennsylvania, New Jersey and Maryland) Market and supply costs;

•                                          Weather conditions;

•                                          Changes in wholesale market conditions;

•                                          Impact of price-to-beat tariff filings and regulatory developments;

•                                          Plant availability, including limitations on plant capacity, which could restrict our ability to capitalize on increased demand for electricity; and

•                                          Changes in operating and maintenance expenses.

For additional information regarding these risks and uncertainties, see our other filings with the Securities and Exchange Commission, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Quarterly Reports on Form 10-Q for the three months ended March 31, 2005, June 30, 2005 and September 30, 2005 as well as our Annual Report on Form 10-K for the year ended December 31, 2004.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: February 21, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated February 21, 2006